                                                                    Exhibit 10.2


                               SECURITY AGREEMENT

               SECURITY AGREEMENT, dated as of November 7, 2002 by Interep National Radio Sales, Inc. ("Interep" or the "Borrower") and each of the other entities listed on the signature pages hereof (Borrower and each such entity a "Grantor" and, collectively, the "Grantors"), in favor of Guggenheim Investment Management, LLC, as collateral agent for the Lenders (as defined in the Credit Agreement referred to below) (in such capacity, the "Collateral Agent").

                              W i t n e s s e t h:

               Whereas, pursuant to the Credit Agreement, dated as of November 7, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Grantors, the Lenders party thereto and the Collateral Agent, as agent for the Lenders, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

               Whereas, the Grantors, other than the Borrower, are party to the Guaranty pursuant to which they have guaranteed the Obligations; and

               Whereas, a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement is that the Grantors shall have executed and delivered this Agreement to the Collateral Agent;

               Now, therefore, in consideration of the premises and to induce the Lenders and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:

          ARTICLE I       Defined Terms

               Section 1.1    Definitions

               (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

               (b) Terms used herein that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

               "Account Debtor"
               "Accounts"
               "Chattel Paper"
               "Commercial Tort Claim"
               "Commodity Account"
               "Commodity Intermediary"
               "Deposit Account"
               "Documents"
               "Entitlement Holder"
               "Entitlement Order"
               "Equipment"

               "Financial Asset"
               "General Intangibles"
               "Instruments"
               "Inventory"
               "Investment Property"
               "Letter-of-Credit Right"
               "Proceeds"
               "Securities Account"
               "Securities Intermediary"
               "Security"
               "Security Entitlement"

               (c) The following terms shall have the following meanings:

               "Agreement" means this Security Agreement.

               "Collateral" has the meaning specified in Section 2.1.

               "Copyright Licenses" means any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including the grant of any right to copy, publicly perform, create derivative works, manufacture, distribute, exploit or sell materials derived from any Copyright.

               "Copyrights" means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof, and (b) the right to obtain all renewals thereof.

               "Intellectual Property" means, collectively, all rights, priorities and privileges of any Grantor relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses and trade secrets, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

               "Material Intellectual Property" means Intellectual Property owned by or licensed to a Grantor and material to such Grantor's business.

               "Patents" means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof and (c) all rights to obtain any reissues or extensions of the foregoing.

               "Patent License" means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

               "Trademark License" means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

               "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and, in each case, all goodwill associated therewith, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof and all applications in connection therewith, in each case whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

               "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Collateral Agent's and the Lenders' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

               Section 1.2    Certain Other Terms

               (a) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

               (b) The terms "herein," "hereof," "hereto" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

               (c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

               (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

               (e) Where the context requires, provisions relating to any Collateral, when used in relation to a Grantor, shall refer to such Grantor's Collateral or any relevant part thereof.

               (f) Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

               (g) The term "including" means "including without limitation" except when used in the computation of time periods.

               (h) The terms "Lender," and "Collateral Agent" include their respective successors.

               (i) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

          ARTICLE II      Grant of Security Interest

               Section 2.1    Collateral

               For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "Collateral":

               (a) all Accounts;

               (b) all Chattel Paper;

               (c) all Deposit Accounts;

               (d) all Documents;

               (e) all Equipment;

               (f) all General Intangibles;

               (g) all Investment Property;

               (h) all Instruments;

               (i) all Inventory;

               (j) all books and records pertaining to the other property described in this Section 2.1;

               (k) all other goods and personal property of such Grantor, whether tangible or intangible and wherever located;

               (l) all property of any Grantor held by the Collateral Agent or any Lender, including all property of every description, in the possession or custody of or in transit to the Collateral Agent or such Lender for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power; and

               (m) to the extent not otherwise included, all Proceeds of any of the foregoing.

               provided, however, that the Collateral shall not include (i) such Grantor's right, title or interest in or to the National Representative Contracts of any Credit Party; provided, further, however, that the Collateral shall include all of such Grantor's right, title and interest in or to any or all Proceeds or rights to payment arising under or relating to such National

Representative Contracts of any Credit Party and (ii) shares of capital stock of Cybereps, Inc. owned by Interep Interactive, Inc.

               Section 2.2   Grant of Security Interest in Collateral

               Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby collaterally assigns, mortgages, pledges and hypothecates to the Collateral Agent for the benefit of itself and the Lenders, and grants to the Collateral Agent for the benefit of itself and the Lenders a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor.

          ARTICLE III     Representations and Warranties

               To induce the Lenders and the Collateral Agent to enter into the Credit Agreement, each Grantor hereby represents and warrants each of the following to the Collateral Agent and the Lenders:

               Section 3.1   Title; No Other Liens

               Except for the Lien granted to the Collateral Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral under the Credit Agreement, such Grantor has rights in or the power to transfer each item of Collateral in which a Lien is granted by it hereunder, free and clear of any Lien.

               Section 3.2   Perfection and Priority

               The security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected security interest in favor of the Collateral Agent in the Collateral for which perfection is governed by the UCC upon the completion of the filings and other actions specified on Schedule 1 (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Collateral Agent in completed and duly executed form). Such security interest shall be prior to all other Liens on the Collateral except for Permitted Liens or otherwise as permitted under the Credit Agreement.

               Section 3.3 Name; Jurisdiction of Organization; Chief Executive Office

               (a) Except as set forth on Schedule 2, within the five-year period preceding the date hereof such Grantor has not had, or operated in any jurisdiction, under any trade name, fictitious name or other name other than its legal name.

               (b) On the date hereof such Grantor's jurisdiction of organization, organizational identification number, if any, and the location of such Grantor's chief executive office or sole place of business is specified on
Schedule 2.

               Section 3.4   Inventory and Equipment

               On the date hereof, such Grantor's Inventory and Equipment (other than mobile goods and Inventory or Equipment in transit) are kept at the locations listed on Schedule 3.

               Section 3.5   Accounts

               No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to the Collateral Agent, properly endorsed for transfer.

               Section 3.6   Intellectual Property

               (a) Schedule 4 lists all Material Intellectual Property of such Grantor on the date hereof, separately identifying that owned by such Grantor and that licensed to such Grantor.

               Section 3.7   Deposit Accounts

               The only Deposit Accounts or Securities Accounts maintained by any Grantor on the date hereof are those listed on Schedule 5, which sets forth such information separately for each Grantor.

          ARTICLE IV      Covenants

               Each Grantor agrees with the Collateral Agent to the following, as long as any Obligation remains outstanding and, in each case, unless the Required Lenders otherwise consent in writing:

               Section 4.1   Generally

               Such Grantor shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any Collateral, except Liens permitted under the Credit Agreement, (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Loan Document, any requirement of law or any policy of insurance covering the Collateral, (c) not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under the Credit Agreement, (d) not enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any Collateral if such restriction would have a Material Adverse Effect and (e) promptly notify the Collateral Agent of its entry into any agreement or assumption of undertaking that restricts the ability to sell, assign or transfer any Collateral regardless of whether or not it has a Material Adverse Effect.

               Section 4.2 Maintenance of Perfected Security Interest; Further Documentation

               (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons.

               (b) Such Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

               (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby.

               Section 4.3 Changes in Locations, Name, Etc.

               (a) Except upon 15 days' prior written notice to the Collateral Agent and delivery to the Collateral Agent of (A) all additional executed financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein and (B) if applicable, a written supplement to
Schedule 3 showing any additional location at which Inventory or Equipment shall be kept, such Grantor shall not do any of the following:

               (i) permit any Inventory or Equipment to be kept at a location other than those listed on Schedule 3;

               (ii) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 3.3; or

               (iii) change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

               (b) Such Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. If requested by the Collateral Agent, the security interest of the Collateral Agent shall be noted on the certificate of title of any vehicle.

               Section 4.4   Accounts

               (a) Such Grantor shall not, other than in the ordinary course of business consistent with its past practice, (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, other than such release in connection with a sale of such Accounts pursuant to a sale of a National Representative Contract permitted under the Credit Agreement, provided that such Grantor receives in cash the then outstanding amount of such Accounts at the time of such sale, (iv) allow any credit or discount on any Account or (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof.

               (b) The Collateral Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and such Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection therewith, provided that so long as no Event of Default has occurred and is continuing, the Collateral Agent shall not make (i) more than 3 such test verifications during any Fiscal Year and (ii) such test verifications during a period commencing on January 1st and ending on March 15th of each year. At any time after the occurrence and during the continuance of an Event of Default, upon the Collateral Agent's request, such Grantor shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. Any expenses incurred by the Collateral Agent in connection with its exercise of rights pursuant to this Section 4.4 shall be equally shared by the Grantors, on the one hand and the Collateral Agent on the other hand; provided, however, that the Grantors shall in no event be required to pay more than $10,000 of such expenses of the Collateral Agent in any Fiscal Year. Notwithstanding the immediately preceding sentence, following the occurrence and during the continuance of an Event of Default, all expenses incurred by the Collateral Agent in connection with its exercise of rights pursuant to this
Section 4.4 shall be borne by the Grantors.

               Section 4.5  Delivery of Instruments and Chattel Paper

               If any amount payable under or in connection with any Collateral owned by such Grantor, shall be or become evidenced by an Instrument or Chattel Paper, such Grantor shall immediately deliver such Instrument (other than checks and money orders payable to the Grantors in the ordinary course of business) or Chattel Paper to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, or, if consented to by the Collateral Agent, shall mark all such Instruments and Chattel Paper with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Guggenheim Investment Management, LLC, as Collateral Agent".

               Section 4.6   Intellectual Property

               Such Grantor (either itself or through licensees) shall (i) continue to use each Trademark that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by common law and all federal, state, local and foreign laws, rules and regulations, (iv) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

               (a) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any Patent that is Material Intellectual Property may become forfeited, abandoned or dedicated to the public.

               (b) Such Grantor (either itself or through licensees) (i) shall not (and shall not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights that is Material Intellectual Property may become invalidated or otherwise impaired and (ii) shall not (either itself or through licensees) do any act whereby any portion of the Copyrights that is Material Intellectual Property may fall into the public domain.

               (c) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any trade secret that is Material Intellectual Property may become publicly available or otherwise unprotectable.

               (d) Such Grantor (either itself or through licensees) shall not do any act that knowingly uses any Material Intellectual Property to infringe the intellectual property rights of any other Person.

               (e) Such Grantor shall notify the Collateral Agent immediately if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, right to use, interest in, or the validity of, any Material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

               (f) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, such Grantor shall report such filing to the Collateral Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

               (g) Such Grantor shall take all reasonable actions necessary or requested by the Collateral Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark or Patent that is Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

               (h) In the event that any Material Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Grantor shall notify the Collateral Agent promptly after such Grantor learns thereof. Such Grantor shall take appropriate action in response to such infringement, misappropriation of dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover all damages for such infringement, misappropriation of dilution, and shall take such other actions may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

               Unless otherwise agreed to by the Collateral Agent, such Grantor shall execute and deliver to the Collateral Agent for filing in (i) the United States Patent and Trademark Office (i) a short-form patent security agreement and (ii) the United States Patent and Trademark Office a short-form trademark security agreement, each in a form and substance satisfactory to the Collateral Agent.

          ARTICLE V       Remedial Provisions

               Section 5.1   Code and Other Remedies

               During the continuance of an Event of Default, the Collateral Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent's request during the continuance of an Event of Default, to assemble the Collateral and make it available to the Collateral Agent at places that the Collateral Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and any Lender hereunder, including reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Credit Agreement shall prescribe, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, need the Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

               Section 5.2   Accounts and Payments in Respect of General
                             Intangibles

               (a) If required by the Collateral Agent at any time during the continuance of an Event of Default, any payment of Accounts or payment in respect of General Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in an account designated by the Collateral Agent, subject to withdrawal by the Collateral Agent. Until so turned over, such payment shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts and payments in respect of General Intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (b) At the Collateral Agent's request, during the continuance of an Event of Default, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts.

          (c) The Collateral Agent may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any thereof.

          (d) The Collateral Agent in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Account or amounts due under any General Intangible.

          (e) Upon the request of the Collateral Agent at any time during the continuance of an Event of Default, each Grantor shall notify Account Debtors that the Accounts or General Intangibles have been collaterally assigned to the Collateral Agent and that payments in respect thereof shall be made directly to the Collateral Agent. In addition, the Collateral Agent may at any time during the continuance of an Event of Default enforce such Grantor's rights against such Account Debtors and obligors of General Intangibles.

          (f) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Agent nor any Lender shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by the Collateral Agent nor any Lender of any payment relating thereto, nor shall the Collateral Agent nor any Lender be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

          Section 5.3 Deficiency

          Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorney employed by the Collateral Agent or any Lender to collect such deficiency.

     ARTICLE VI   The Collateral Agent

          Section 6.1 Collateral Agent's Appointment as Attorney-in-Fact

          (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following:

               (iv) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;

               (v) in the case of any Intellectual Property, execute and deliver, and have recorded, any agreement, instrument, document or paper as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

               (vi) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repair or pay or discharge any insurance called for by the terms of the Credit Agreement (including all or any part of the premiums therefor and the costs thereof);

               (vii)  execute, in connection with any sale provided for in
          Section 5.1, any endorsement, assignment or other instrument of conveyance or transfer with respect to the Collateral; or

               (viii) (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct, (B) ask or demand for, collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate, (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains) throughout the world for such term or terms, on such conditions, and in such manner as the Collateral Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things that the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this clause (a) to the contrary notwithstanding, the Collateral Agent agrees that it shall not exercise any right under the power of attorney provided for in this clause (a) unless an Event of Default shall be continuing.

          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

          (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          Section 6.2 Duty of Collateral Agent

          The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent's interest in the Collateral and shall not impose any duty upon the Collateral Agent or any Lender to exercise any such powers. The Collateral Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          Section 6.3 Execution of Financing Statements

          Each Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

          Section 6.4 Authority of Collateral Agent

          Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Collateral Agent and the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     ARTICLE VII   Miscellaneous

          Section 7.1 Amendments in Writing

          None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section
10.1 of the Credit Agreement.

          Section 7.2 Notices

          All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in Section
10.10 of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed in case of the Borrower at the Borrower's notice address set forth in such Section 10.10.

          Section 7.3 No Waiver by Course of Conduct; Cumulative Remedies

          Neither the Collateral Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 7.1) delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          Section 7.4 Successors and Assigns

          This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and each Lender and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

          Section 7.5  Counterparts

          This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

          Section 7.6  Severability

          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 7.7  Section Headings

          The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

          Section 7.8  Entire Agreement

          This Agreement together with the other Loan Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

          Section 7.9  Governing Law

          This agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          Section 7.10 Additional Grantors

          If, pursuant to Section 5.2(h) of the Credit Agreement, the Borrower shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Collateral Agent a Joinder Agreement in the form of Annex 1 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.

          Section 7.11 Release of Collateral

          Upon irrevocable payment in full, in cash, of the Obligations, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral of such Grantor held by the Collateral Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          Section 7.12 Reinstatement

          Each Grantor further agrees that, if any payment made by any Grantor or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Lender to such Person, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

                            [Signature Pages Follow]

                  In Witness Whereof, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                            INTEREP NATIONAL RADIO SALES, INC.,
                                              as Grantor

                                              GRANTORS:
                                              --------


                                            AMERICAN RADIO SALES, INC.

                                            By: /s/ William J. McEntee, Jr.
                                               --------------------------------
                                               Name:  William J. McEntee, Jr.
                                               Title: Chief Financial Officer
                                                      and Senior Vice President

                                            McGAVERN GUILD, INC.

                                            By: /s/ William J. McEntee, Jr.
                                               --------------------------------
                                               Name:  William J. McEntee, Jr.
                                               Title: Chief Financial Officer
                                                      and Senior Vice President

                                            D&R RADIO, INC

                                            By: /s/ William J. McEntee, Jr.
                                               --------------------------------
                                               Name:  William J. McEntee, Jr.
                                               Title: Chief Financial Officer
                                                      and Senior Vice President

                                            INFINITY RADIO SALES, INC.

                                            By: /s/ William J. McEntee, Jr.
                                               --------------------------------
                                               Name:  William J. McEntee, Jr.
                                               Title: Chief Financial Officer
                                                      and Senior Vice President

                                            ALLIED RADIO PARTNERS, INC.

                                            By: /s/ William J. McEntee, Jr.
                                               --------------------------------
                                               Name:  William J. McEntee, Jr.
                                               Title: Chief Financial Officer
                                                      and Senior Vice President

                                            CABALLERO SPANISH MEDIA, L.L.C.

                                            By: /s/ William J. McEntee, Jr.
                                               --------------------------------
                                               Name:  William J. McEntee, Jr.
                                               Title: Chief Financial Officer
                                                      and Senior Vice President

                     [Signature Page to Security Agreement]

Accepted and Agreed
as of the date first above written:

GUGGENHEIM INVESTMENT MANAGEMENT, LLC,
as Collateral Agent


By:    /s/ Todd Boehly
   -------------------------------
Name:  Todd Boehly
Title: Managing Director

                                                                         Annex 1

          This Joinder Agreement, dated as of _________ __, 20__, is delivered pursuant to Section 7.10 of the Security Agreement, dated as of November ___, 2002, by Interep National Radio Sales, Inc. (the "Borrower") and the Subsidiaries of the Borrower listed on the signature pages thereof in favor of the Guggenheim Investment Management, LLC, as agent for the Lenders referred to therein (the "Security Agreement"). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

          By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 7.10 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of the undersigned, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent and grants to the Collateral Agent a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral and expressly assumes all obligations and liabilities of a Grantor thereunder.

          The information set forth in Annex 1 is hereby added to the information set forth in Schedules 1 through 6 to the Security Agreement.

          The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III of the Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

          IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

                                            [Additional Grantor]


                                            By: ________________________________
                                                Name:
                                                Title:

                                      A1-1

                               TABLE OF CONTENTS

                                                                                                     Page
SECURITY AGREEMENT .................................................................................... 1

Article I     Defined Terms ........................................................................... 1

         Section 1.1       Definitions ................................................................ 1

         Section 1.2       Certain Other Terms ........................................................ 3

Article II    Grant of Security Interest .............................................................. 4

         Section 2.1       Collateral ................................................................. 4

         Section 2.2       Grant of Security Interest in Collateral ................................... 4

Article III   Representations and Warranties .......................................................... 5

         Section 3.1       Title; No Other Liens ...................................................... 5

         Section 3.2       Perfection and Priority .................................................... 5

         Section 3.3       Name; Jurisdiction of Organization; Chief Executive Office ................. 5

         Section 3.4       Inventory and Equipment .................................................... 5

         Section 3.5       Accounts ................................................................... 5

         Section 3.6       Intellectual Property ...................................................... 5

         Section 3.7       Deposit Accounts; Control Accounts ......................................... 6

Article IV    Covenants ............................................................................... 6

         Section 4.1       Generally .................................................................. 6

         Section 4.2       Maintenance of Perfected Security Interest; Further Documentation .......... 6

         Section 4.3       Changes in Locations, Name, Etc. ........................................... 7

         Section 4.4       Accounts ................................................................... 7

         Section 4.5       Delivery of Instruments and Chattel Paper .................................. 7

         Section 4.6       Intellectual Property ...................................................... 8

Article V     Remedial Provisions ..................................................................... 9

         Section 5.1       Code and Other Remedies .................................................... 9

         Section 5.2       Accounts and Payments in Respect of General Intangibles ................... 10

         Section 5.3       Deficiency ................................................................ 11

Article VI    The Collateral Agent ................................................................... 11

         Section 6.1       Collateral Agent's Appointment as Attorney-in-Fact ........................ 11

         Section 6.2       Duty of Collateral Agent .................................................. 13

         Section 6.3       Execution of Financing Statements ......................................... 13

         Section 6.4       Authority of Collateral Agent ............................................. 13

Article VII   Miscellaneous .......................................................................... 13

         Section 7.1       Amendments in Writing ..................................................... 13

         Section 7.2        Notices ................................................................... 14

         Section 7.3        No Waiver by Course of Conduct; Cumulative Remedies ....................... 14

         Section 7.4        Successors and Assigns .................................................... 14

         Section 7.5        Counterparts .............................................................. 14

         Section 7.6        Severability .............................................................. 14

         Section 7.7        Section Headings .......................................................... 15

         Section 7.8        Entire Agreement .......................................................... 15

         Section 7.9        Governing Law ............................................................. 15

         Section 7.10       Additional Grantors ....................................................... 15

         Section 7.11       Release of Collateral ..................................................... 15

         Section 7.12       Reinstatement ............................................................. 15

                               TABLE OF CONTENTS
                                  (continued)



                              ANNEXES AND SCHEDULES

                Annex 1       Form of Joinder Agreement

                Schedule 1    Filings
                Schedule 2    State of Incorporation; Principal Executive Office
                Schedule 3    Location of Inventory and Equipment
                Schedule 4    Intellectual Property
                Schedule 5    Bank Accounts

                              DISCLOSURE SCHEDULES

               The following items are the Schedules referred to in the Security Agreement, dated as of November 7, 2002 (the "Agreement"), among Interep National Radio Sales, Inc, a New York corporation ("Interep") and the Grantors and Collateral Agent (each as defined in the Agreement). Capitalized terms used in these Schedules and not otherwise defined have the meanings given to them in the Agreement.

                                   SCHEDULE 1
                                     FILINGS

               Please see the following pages for copies of UCC-1 financing statements to be filed as follows:

                                                                               Office Within Jurisdiction
                                                 Jurisdiction In Which           Where Filing Is To Be
                 Name of Grantor                  UCC-1 Is To Be Filed                    Made
------------------------------------------- ------------------------------- -------------------------------
Interep National Radio Sales, Inc.                      New York                   Secretary of State
Allied Radio Partners, Inc.                             New York                   Secretary of State
American Radio Sales, Inc.                              New York                   Secretary of State
Caballero Spanish Media, LLC                            New York                   Secretary of State
D&R Radio, Inc.                                         New York                   Secretary of State
Infinity Radio Sales, Inc.                              New York                   Secretary of State
McGavren Guild, Inc.                                    New York                   Secretary of State
Morrison and Abraham, Inc.                              New York                   Secretary of State
Public Radio Network, Inc.                              New York                   Secretary of State

                                   SCHEDULE 2
               STATE OF INCORPORATION; PRINCIPAL EXECUTIVE OFFICE

                                 Other Names Under Which Grantor Has Done Business Within
           Grantor                                   the Past Five Years
------------------------------ -------------------------------------------------------------
Allied Radio Partners, Inc.    Concert Music Network
American Radio Sales, Inc.     ABC Radio Sales
Infinity Radio Sales, Inc.     Infinity Sports; Group W Radio Sales, Inc.; CBS Radio Sales, Inc.

                                                              Organization
                                         Jurisdiction of     Identification        Location of Chief
             Grantor                      Incorporation           Number            Executive Office
-------------------------------------- ------------------- ------------------ ----------------------------
Interep National Radio Sales, Inc.          New York         Not applicable    100 Park Avenue, New York,
                                                                               New York 10017
Allied Radio Partners, Inc.                 New York         Not applicable    100 Park Avenue, New York,
                                                                               New York 10017
American Radio Sales, Inc.                  New York         Not applicable    100 Park Avenue, New York,
                                                                               New York 10017
Caballero Spanish Media, LLC                New York         Not applicable    100 Park Avenue, New York,
                                                                               New York 10017
D&R Radio, Inc.                             New York         Not applicable    100 Park Avenue, New York,
                                                                               New York 10017

Infinity Radio Sales, Inc.             New York            Not applicable     100 Park Avenue, New York,
                                                                              New York 10017
McGavren Guild, Inc.                   New York            Not applicable     100 Park Avenue, New York,
                                                                              New York 10017
Morrison and Abraham, Inc.             New York            Not applicable     100 Park Avenue, New York,
                                                                              New York 10017
Public Radio Network, Inc.             New York            Not applicable     100 Park Avenue, New York,
                                                                              New York 10017

                                   SCHEDULE 3
                       LOCATION OF INVENTORY AND EQUIPMENT

       State                                Location
-------------------- -----------------------------------------------------------
California           110880 Wilshire Boulevard, Suite 1000
                     Los Angeles, California 90024

                     101 S. Hayworth Ave., #2
                     Los Angeles, California, 90048

                     798 Lighthouse Avenue, Ste. 300
                     Monterey, California 93940

                     505 Sansome Street, 2nd Floor
                     San Francisco, California 94111

                     650 5th Street Suite 405
                     San Francisco, California 94107

                     1714 Olive Avenue
                     Santa Barbara, California 93101

Connecticut          17 Saw Mill Road
                     Burlington, Connecticut 06013

                     P. O. Box 394 Candlewood Isle
                     New Fairfield, Connecticut 06812

Colorado             4219 Rockview Court
                     Fort Collins, Colorado 80526

Florida              4141 Crossroads Place
                     Casselberry, Florida 32707-5279

                     1300 Coral Way, Suite 204
                     Miami, Florida 33145

Georgia              400 Interstate N. Parkway, Suite 400
                     Atlanta, Georgia 30339

Illinois             205 N. Michigan Avenue, Suite 2015
                     Chicago, Illinois 60601

       State                                Location
-------------------- -----------------------------------------------------------
                     2836 Canterbury Drive
                     Northbrook, Illinois 60062

Kansas               6635 Nall Drive
                     Mission, Kansas 66202

Massachusetts        31 St. James Avenue, Suite 950
                     Boston, Massachusetts 02116

                     53 Union Park, #4
                     Boston, Massachusetts 02118

                     15 Summerville Road
                     Foxoboro, Massachusetts 02035

                     1191 North Main Street, Suite 206
                     Randolph, Massachusetts 02368

                     145 Tremont Street
                     Taunton, Massachusetts 02780

                     15 N. Gateway
                     Winchester, Massachusetts 01890

Michigan             26555 Evergreen Road, Suite 450, Suite 121
                     Southfield, Michigan 48076

                     1995 E. Snell Road
                     Rochester, Michigan 48306

Minnesota            100 South Fifth Street
                     Minneapolis, Minnesota 55402

                     10505 Wayzata Blvd. Suite 204
                     Minnetonka, Minnesota 55305

Missouri             515 Olive Street, Suite 702
                     St. Louis, Missouri 63101

                     200 South Brentwood Blvd., 7B
                     St. Louis, Missouri 63105

       State                                Location
-------------------- -----------------------------------------------------------
New York             100 Park Avenue, 5th and 6th Floors
                     New York, New York 10017

                     106 Central Park South, #3-A
                     New York, New York 10017

                     70 Haven Avenue, Apt. 3D
                     New York, New York 10032

                     The Tuxedo Park Executve Conference Center Proprietarship
                     One Serpentine Road
                     Tuxedo, New York 10987

Ohio                 4654 Leadwell Lane
                     Cincinnati, Ohio 45242

                     441 Vine Street, Ste. 3001
                     Cincinnati, Ohio 45202

Oregon               11680 SW Summer Crest Drive
                     Tigard, Oregon 97223

Pennsylvania         325-41 Chestnut Street, Suite 300
                     Philadelphia, Pennsylvania 19106

Texas                5000 Quorum, Suites 700, 725
                     Dallas, Texas 75240-7500

                     3500 Maple Avenue, Suite 1320
                     Dallas, Texas 75219

                     9321 Canondale Drive
                     Frisco, Texas 75034

Virginia             830 West Braddock Road
                     Alexandria, Virginia 22302

                     10812 Scott Drive
                     Fairfax, Virginia 22030

Washington           130 Nickerson Street, Suite 300
                     Seattle, Washington 98109

                     3142 Alki Avenue SW, Apt. 401
                     Seattle, Washington 98116

Washington, D.C.     608-B Cameron Street
                     Alexandria, Virginia 22314

                                   SCHEDULE 4
                         MATERIAL INTELLECTUAL PROPERTY

                               Material Trademarks

                       Trademark                            Registration Date            Registration Number
------------------------------------------------------ --------------------------- -----------------------------
Allied Radio Partners                                           7/15/97                      2,079,087
Converging Media 20:20                                          8/13/02                      2,608,028
Country Radio Format Network                                    8/23/94                      1,850,836
E-Radio                                                         1/18/00                      2,309,898
E-Radio Sales                                                   6/20/00                      2,360,699
Interep                                                         8/23/88                      1,501,570
Interep (and design)                                            8/23/88                      1,501,571
Interep Interactive and design                                  4/18/00                      2,343,602
Radio 20:20                                                      5/1/01                      2,447,356
Radioexchange                                                   6/18/02                      2,580,769
Selling Today...Innovating For Tomorrow                         4/11/00                      2,340,620
Shop Healthy Sweepstakes                                        7/23/02                      2,598,139
Stationscan                                                     2/18/97                      2,038,896
U Can Win                                                      12/15/98                      2,211,596
Urban Radio Format Network                                      8/23/94                      1,850,838

                         Material Trademark Applications

                         Trademark                        Date Application Filed          Serial Number
------------------------------------------------------ --------------------------- -----------------------------
Conversion Media 2020                                               5/4/00                    76/039614
Conversion Media Marketing                                          5/4/00                    76/039616
Conversion Media Sales                                              5/4/00                    76/039615
Eradio                                                              9/9/02                    78/162011
E-Radio 20:20                                                      3/30/01                    78/055962
E-Radio Resource                                                   5/31/02                    78/132341
Radio 2005                                                          5/4/00                    76/039613
Radioxchange                                                      12/10/01                    78/097565
The Interep Radio Store and design                                 4/18/00                    76/028618

                                   SCHEDULE 5
                    DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

              Company                    Bank        Account Number     Type of Account
------------------------------------ ------------- ------------------ -------------------
Interep National Radio Sales; Allied Wachovia Bank 14227514           Operational Account
Radio Partners, Inc.; American Radio
Sales, Inc.; Caballero Spanish Media
LLC; D&R Radio, Inc. Infinity  Radio

Sales, Inc.; and McGavren Guild, Inc.

Interep National Radio Sales; Allied    Wachovia Bank     14227503           Non A/R depository
Radio Partners, Inc.; American Radio                                         Account
Sales, Inc.; Caballero Spanish Media
LLC; D&R Radio, Inc. Infinity Radio
Sales, Inc.; and McGavren Guild, Inc.

Interep National Radio Sales; Allied    Wachovia Bank     14228119           Money Market Account
Radio Partners, Inc.; American Radio
Sales, Inc.; Caballero Spanish Media
LLC; D&R Radio, Inc. Infinity Radio
Sales, Inc.; and McGavren Guild, Inc.

Interep National Radio Sales; Allied    Fleet Bank        131865151          Galaxy Prime MM
Radio Partners, Inc.; American Radio                                         Account - 155
Sales, Inc.; Caballero Spanish Media
LLC; D&R Radio, Inc. Infinity Radio
Sales, Inc.; and McGavren Guild, Inc.

Interep National Radio Sales; Allied    Signature         NK2-012750         Prime Fund - Capital
Radio Partners, Inc.; American Radio    Securities/                          Reserves
Sales, Inc.; Caballero Spanish Media    Salans
LLC; D&R Radio, Inc. Infinity Radio
Sales, Inc.; and McGavren Guild, Inc.

Morrison and Abraham, Inc.              Fleet Bank        003648-5758        MM

Morrison and Abraham, Inc.              Fleet Bank        002790-9355        Operational

Public Radio Network, Inc.              None              None               None